UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 3, 2025

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or formed address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Regained Compliance with Nasdaq Stock Market Listing Standards

Following the completion of the transactions summarized below, Boxlight Corporation (the “Company”) believes, as of the date of this filing, that it has stockholders’ equity of at least $2.5 million as required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b) (the “Equity Rule”). The Company awaits Nasdaq’s formal confirmation that it has regained compliance with the Equity Rule. In any event, the Company expects that Nasdaq will continue to monitor the Company’s compliance with the Equity Rule and, if at the time of its next periodic report the Company does not comply, the Company may be subject to delisting.

As previously reported, on April 7, 2025, the Company received notice from Nasdaq’s Listing Qualifications Staff that it no longer satisfied the Equity Rule. The Company thereafter submitted a plan to regain compliance with the rule, with Nasdaq ultimately granting the Company until October 6, 2025 to evidence compliance with the Equity Rule.

On August 8, 2025, the Company held its 2025 annual meeting of shareholders, at which the Company’s shareholders approved, among other items, an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock to 25,000,000.

On September 24, 2025, the Company announced that it had completed an offering of its Class A common stock that raised $4.0 million in gross proceeds, before deducting the placement agent’s fees and other offering expenses payable by the Company. Further, holders of 882,000 shares of common warrants have exercised their warrants at $2.13 per share in the past few weeks, providing the Company with another $1.9 million of gross proceeds.

On October 3, 2025, the Company reported that it had entered into an agreement to modify the terms of its Series B Preferred Stock and for the holders of its Series C Preferred Stock to convert their holdings into common stock of the Company. The increase in the number of authorized shares of Class A common stock was necessary to allow the conversion of the 1,320,850 shares of Series C Preferred Stock into 194,843 shares of Class A common stock.

The original terms of the Series B Preferred Stock contained redemption features that were not solely within the control of the Company, and the Company classified the Series B Preferred Stock as temporary equity on its consolidated balance sheet. The modifications to the Series B Preferred Stock, among other things, removed the redemption features that were not solely in the Company’s control. As a result, the Company believes it is now able to classify the Series B Preferred Stock as permanent equity on its consolidated balance sheet. The Company believes that the combination of the capital raising activities above and the reclassification of the Series B Preferred Stock results in the Company complying with the Equity Rule by having stockholders’ equity of at least $2.5 million.

Furthermore, as reported on August 14, 2025, the Company regained compliance with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board must be comprised of independent directors as defined in Nasdaq listing standards, through the election of new independent directors.

Finally, the Company has also recently regained compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires, among other things, that audit committees have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. The Board of Directors has concluded that Carine Clark, including through her primary occupation as chief executive officer of a mortgage lender, has the requisite experience and background that results in her financial sophistication.

As a result of the foregoing, the Company believes it is currently in compliance with Nasdaq’s listing standards.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to whether the Company has regained compliance with Nasdaq’s Equity Rule, which determination awaits Nasdaq confirmation, and whether the Company will be successful in maintaining the listing of its Class A Common Stock on Nasdaq, as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include factors such as the Company’s history of noncompliance with Nasdaq listing standards and the absence of any guarantee that there will not be future noncompliance, or that the Company may not be successful in remedying such noncompliance, which may result in a delisting of the Company’s Class A common stock and a correlative loss of market value and liquidity of the Class A common stock.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated: October 3, 2025
By: /s/ Brian Lane
Name: Brian Lane
Title: Interim Chief Financial Officer